INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-55306 of Glenbrook Life Multi-Manager Variable Account (the "Account") of Glenbrook Life and Annuity Company (the "Company") on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of the Account), which is part of such Registration Statement, to the use of our report dated March 8, 2002 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the reference to us under the heading "Experts" in such Prospectuses and Statement of Additional Information.





/s/ Deloitte & Touche LLP
Chicago, Illinois
April 29, 2002


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                                   CONSENT OF
                                 FOLEY & LARDNER





     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses contained in Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account (File No. 333-55306).





                                                             /s/ Foley & Lardner
                                                              FOLEY & LARDNER